EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2020 Financial Results

SAN RAFAEL, Calif., Jan. 21, 2021 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2020 of $23.8 million and diluted earnings per common share ("EPS") of $0.89. Fourth quarter 2020 results include a gain on sale of a closed branch building, make-whole interest income on corporate bonds redeemed prior to maturity, and a customary adjustment to the tax provision for the filed 2019 tax returns which increased EPS $0.15. These results compare to net income of $20.1 million and EPS of $0.74 for the third quarter 2020 and net income of $20.7 million and EPS of $0.77 for the fourth quarter 2019.

"Westamerica remains focused on maintaining superior customer service during the pandemic. In keeping all our branches open, we are following all health orders affecting our business to provide a safe environment for our customers and employees. Operating expenses were $24.5 million for the fourth quarter 2020, representing only 43 percent of revenues on a fully-taxable equivalent basis. Westamerica’s revenues continue to reflect current operating conditions, including reduced demand for certain bank products and services due to the pandemic, and low market interest rates. Credit quality remained stable with nonperforming loans of $4.8 million at December 31, 2020,” said Chairman, President and CEO David Payne. “Fourth quarter 2020 results generated an annualized 13.2 percent return on average common equity, and shareholders were paid a $0.41 per common share dividend during the quarter,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $43.3 million for the fourth quarter 2020, including make-whole interest income on called corporate bonds of $1.9 million. Fourth quarter 2020 net interest income (FTE) compares to $41.8 million for the third quarter 2020 and $40.5 million for the fourth quarter 2019. Average total deposits grew $123 million from the third quarter 2020 to the fourth quarter 2020. Checking and savings deposits represented ninety-seven percent of the Company’s average deposit base during the fourth quarter 2020 generating a 0.03 percent annualized cost of funding interest-earning assets.

At December 31, 2020, nonperforming loans totaled $4.8 million and the allowance for credit losses on loans was $23.9 million. The Company continues to work with loan customers requesting deferral of loan payments due to economic weakness caused by the pandemic. At December 31, 2020, consumer loans granted loan deferrals totaled $2.5 million, commercial real estate loans with deferred payments totaled $7.8 million, primarily for hospitality, restaurant and retail properties, and commercial loans with deferred payments totaled $33 thousand. The commercial real estate loans with deferred payments are seasoned with low loan-to-value ratios.

Noninterest income for the fourth quarter 2020 totaled $14.0 million, including a $3.5 million gain on sale of a closed branch building. Noninterest income was $10.5 million and $11.7 million for the third quarter 2020 and fourth quarter 2019, respectively.

Noninterest expense for the fourth quarter 2020 was $24.5 million compared to $24.6 million for the third quarter 2020 and $24.2 million for the fourth quarter 2019.

The tax rate (FTE) applied to pre-tax income (FTE) was 27.1 percent for the fourth quarter 2020 compared to 27.5 percent for the third quarter 2020 and 26.0 percent for the fourth quarter 2019. The fourth quarter 2020 tax provision was reduced by $250 thousand resulting from a customary adjustment to true-up the Company’s 2019 estimated tax provision to the filed 2019 tax return.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Treasurer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2019 filed on Form 10-K and quarterly report for the quarter ended September 30, 2020 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 21, 2021
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2020

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Net Interest and Fee Income (FTE)	$43,292	$40,481	6.9%	$41,780
Provision for Credit Losses	-	-	n/m	-
Noninterest Income	13,959	11,732	19.0%	10,476
Noninterest Expense	24,545	24,209	1.4%	24,603
Income Before Taxes (FTE)	32,706	28,004	16.8%	27,653
Income Tax Provision (FTE)	8,868	7,276	21.9%	7,602
Net Income	$23,838	$20,728	15.0%	$20,051

Average Common Shares Outstanding	26,838	27,050	-0.8%	26,930
Diluted Average Common Shares	26,849	27,094	-0.9%	26,946

Operating Ratios:
Basic Earnings Per Common Share	$0.89	$0.77	15.6%	$0.74
Diluted Earnings Per Common Share	0.89	0.77	15.6%	0.74
Return On Assets (a)	1.44%	1.46%		1.24%
Return On Common Equity (a)	13.2%	11.8%		11.2%
Net Interest Margin (FTE) (a)	2.81%	3.08%		2.78%
Efficiency Ratio (FTE)	42.9%	46.4%		47.1%

Dividends Paid Per Common Share	$0.41	$0.41	0.0%	$0.41
Common Dividend Payout Ratio	46%	54%		55%

			%
	12/31'20YTD	12/31'19YTD	Change

Net Interest and Fee Income (FTE)	$167,682	$161,406	3.9%
Provision for Credit Losses	4,300	-	n/m
Noninterest Income	45,637	47,408	-3.7%
Noninterest Expense	98,566	98,986	-0.4%
Income Before Taxes (FTE)	110,453	109,828	0.6%
Income Tax Provision (FTE)	30,040	29,439	2.0%
Net Income	$80,413	$80,389	0.0%

Average Common Shares Outstanding	26,942	26,956	0.0%
Diluted Average Common Shares	26,960	27,006	-0.2%

Operating Ratios:
Basic Earnings Per Common Share	$2.98	$2.98	0.0%
Diluted Earnings Per Common Share	2.98	2.98	0.0%
Return On Assets	1.30%	1.44%
Return On Common Equity	11.3%	11.9%
Net Interest Margin (FTE)	2.91%	3.11%
Efficiency Ratio (FTE)	46.2%	47.4%

Dividends Paid Per Common Share	$1.64	$1.63	0.6%
Common Dividend Payout Ratio	55%	55%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Interest and Fee Income (FTE)	$43,773	$40,932	6.9%	$42,246
Interest Expense	481	451	6.7%	466
Net Interest and Fee Income (FTE)	$43,292	$40,481	6.9%	$41,780

Average Earning Assets	$6,156,749	$5,243,783	17.4%	$6,001,287
Average Interest-
Bearing Liabilities	3,034,240	2,599,703	16.7%	2,931,717

Yield on Earning Assets (FTE) (a)	2.84%	3.11%		2.81%
Cost of Funds (a)	0.03%	0.03%		0.03%
Net Interest Margin (FTE) (a)	2.81%	3.08%		2.78%
Interest Expense/
Interest-Bearing Liabilities (a)	0.06%	0.07%		0.06%
Net Interest Spread (FTE) (a)	2.78%	3.04%		2.75%

			%
	12/31'20YTD	12/31'19YTD	Change

Interest and Fee Income (FTE)	$169,506	$163,294	3.8%
Interest Expense	1,824	1,888	-3.4%
Net Interest and Fee Income (FTE)	$167,682	$161,406	3.9%

Average Earning Assets	$5,760,548	$5,191,276	11.0%
Average Interest-
Bearing Liabilities	2,847,988	2,630,370	8.3%

Yield on Earning Assets (FTE)	2.94%	3.14%
Cost of Funds	0.03%	0.03%
Net Interest Margin (FTE)	2.91%	3.11%
Interest Expense/
Interest-Bearing Liabilities	0.06%	0.07%
Net Interest Spread (FTE)	2.88%	3.07%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Total Assets	$6,562,753	$5,645,013	16.3%	$6,414,399
Total Earning Assets	6,156,749	5,243,783	17.4%	6,001,287
Total Loans	1,286,480	1,116,446	15.2%	1,312,758
Total Commercial Loans	426,564	219,710	94.1%	444,091
Paycheck Protection Program (PPP) Loans	227,828	-	n/m	243,104
Commercial Loans	198,736	219,710	-9.5%	200,987
Commercial RE Loans	561,394	568,892	-1.3%	566,626
Consumer Loans	298,522	327,844	-8.9%	302,041
Total Investment Securities	4,430,592	3,792,781	16.8%	4,360,119
Debt Securities Available For Sale	3,884,451	3,027,461	28.3%	3,750,737
Debt Securities Held To Maturity	546,141	765,320	-28.6%	609,382
Total Interest-Bearing Cash	439,677	334,556	31.4%	328,410

Loans/Deposits	22.7%	23.1%		23.7%

			%
	12/31'20YTD	12/31'19YTD	Change

Total Assets	$6,174,470	$5,597,109	10.3%
Total Earning Assets	5,760,548	5,191,276	11.0%
Total Loans	1,239,144	1,161,779	6.7%
Total Commercial Loans	359,937	248,586	44.8%
PPP Loans	151,320	-	n/m
Commercial Loans	208,617	248,586	-16.1%
Commercial RE Loans	571,543	577,539	-1.0%
Consumer Loans	307,664	335,654	-8.3%
Total Investment Securities	4,149,960	3,704,764	12.0%
Equity Securities	-	961	n/m
Debt Securities Available For Sale	3,517,633	2,844,542	23.7%
Debt Securities Held To Maturity	632,327	859,261	-26.4%
Total Interest-Bearing Cash	371,444	324,733	14.4%

Loans/Deposits	23.4%	24.2%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Total Deposits	$5,655,768	$4,839,552	16.9%	$5,533,144
Noninterest Demand	2,736,348	2,279,615	20.0%	2,695,458
Interest-Bearing Transaction	1,071,576	922,772	16.1%	1,039,833
Savings	1,688,031	1,464,206	15.3%	1,634,814
Time greater than $100K	71,306	75,314	-5.3%	72,045
Time less than $100K	88,507	97,645	-9.4%	90,994
Total Short-Term Borrowings	114,820	39,766	188.7%	94,031
Shareholders' Equity	720,473	694,709	3.7%	714,400

Demand Deposits/
Total Deposits	48.4%	47.1%		48.7%
Transaction & Savings
Deposits / Total Deposits	97.2%	96.4%		97.1%

			%
	12/31'20YTD	12/31'19YTD	Change

Total Deposits	$5,306,177	$4,801,804	10.5%
Noninterest Demand	2,538,819	2,222,876	14.2%
Interest-Bearing Transaction	1,008,758	932,524	8.2%
Savings	1,594,718	1,464,080	8.9%
Time greater than $100K	72,363	78,925	-8.3%
Time less than $100K	91,519	103,399	-11.5%
Total Short-Term Borrowings	80,456	51,442	56.4%
Other Borrowed Funds	174	-	n/m
Shareholders' Equity	711,554	675,512	5.3%

Demand Deposits/
Total Deposits	47.8%	46.3%
Transaction & Savings
Deposits / Total Deposits	96.9%	96.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2020
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$6,156,749	$43,773	2.84%
Total Loans (FTE)	1,286,480	15,103	4.67%
Total Commercial Loans (FTE)	426,564	4,459	4.16%
PPP Loans	227,828	2,342	4.08%
Commercial Loans (FTE)	198,736	2,117	4.24%
Commercial RE Loans	561,394	7,288	5.16%
Consumer Loans	298,522	3,356	4.47%
Total Investments (FTE)	4,430,592	28,558	2.58%
Total Interest-Bearing Cash	439,677	112	0.10%

Interest Expense Paid
Total Earning Assets	6,156,749	481	0.03%
Total Interest-Bearing Liabilities	3,034,240	481	0.06%
Total Interest-Bearing Deposits	2,919,420	462	0.06%
Interest-Bearing Transaction	1,071,576	90	0.03%
Savings	1,688,031	246	0.06%
Time less than $100K	88,507	45	0.20%
Time greater than $100K	71,306	81	0.45%
Total Short-Term Borrowings	114,820	19	0.07%

Net Interest Income and
Margin (FTE)		$43,292	2.81%

	Q4'2019
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned
Total Earning Assets (FTE)	$5,243,783	$40,932	3.11%
Total Loans (FTE)	1,116,446	14,206	5.05%
Commercial Loans (FTE)	219,710	2,821	5.09%
Commercial RE Loans	568,892	7,748	5.40%
Consumer Loans	327,844	3,637	4.41%
Total Investments (FTE)	3,792,781	25,330	2.67%
Total Interest-Bearing Cash	334,556	1,396	1.63%

Interest Expense Paid
Total Earning Assets	5,243,783	451	0.03%
Total Interest-Bearing Liabilities	2,599,703	451	0.07%
Total Interest-Bearing Deposits	2,559,937	444	0.07%
Interest-Bearing Transaction	922,772	89	0.04%
Savings	1,464,206	215	0.06%
Time less than $100K	97,645	60	0.24%
Time greater than $100K	75,314	80	0.42%
Total Short-Term Borrowings	39,766	7	0.08%

Net Interest Income and
Margin (FTE)		$40,481	3.08%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Service Charges on Deposits	$3,452	$4,374	-21.1%	$3,298
Merchant Processing Services	2,713	2,424	11.9%	2,860
Debit Card Fees	1,643	1,568	4.8%	1,611
Trust Fees	765	764	0.1%	756
ATM Processing Fees	570	696	-18.1%	606
Other Service Fees	457	513	-10.9%	454
Financial Services Commissions	66	122	-45.9%	58
Gains on Sales of Real Property	3,536	-	n/m	-
Securities Gains	-	167	n/m	-
Other Operating	757	1,104	-31.4%	833
Total Noninterest Income	$13,959	$11,732	19.0%	$10,476

Total Revenue (FTE)	$57,251	$52,213	9.6%	$52,256
Noninterest Income/Revenue (FTE)	24.4%	22.5%		20.0%
Service Charges/Avg. Deposits (a)	0.24%	0.36%		0.24%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.49	$7.66	10.9%	$7.72

			%
	12/31'20YTD	12/31'19YTD	Change

Service Charges on Deposits	$14,149	$17,882	-20.9%
Merchant Processing Services	10,208	10,132	0.8%
Debit Card Fees	6,181	6,357	-2.8%
Trust Fees	3,012	2,963	1.6%
ATM Processing Fees	2,273	2,776	-18.1%
Other Service Fees	1,837	2,255	-18.5%
Financial Services Commissions	372	392	-5.1%
Gains on Sales of Real Property	3,536	-	n/m
Life Insurance Gains	-	433	n/m
Securities Gains	71	217	n/m
Other Operating (6)	3,998	4,001	-0.1%
Total Noninterest Income	$45,637	$47,408	-3.7%

Total Revenue (FTE)	$213,319	$208,814	2.2%
Noninterest Income/Revenue (FTE)	21.4%	22.7%
Service Charges/Avg. Deposits	0.27%	0.37%
Total Revenues (FTE) Per Avg./
Common Share	$7.92	$7.75	2.2%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Salaries & Benefits	$12,291	$12,297	0.0%	$12,540
Occupancy and Equipment	4,900	5,077	-3.5%	5,014
Outsourced Data Processing	2,359	2,361	-0.1%	2,338
Professional Fees	722	674	7.1%	669
Courier Service	502	529	-5.1%	500
Amortization of
Identifiable Intangibles	69	73	-5.5%	72
Other Operating	3,702	3,198	15.8%	3,470
Total Noninterest Expense	$24,545	$24,209	1.4%	$24,603

Noninterest Expense/
Avg. Earning Assets (a)	1.59%	1.83%		1.63%
Noninterest Expense/Revenues (FTE)	42.9%	46.4%		47.1%

			%
	12/31'20YTD	12/31'19YTD	Change

Salaries & Benefits	$50,749	$51,054	-0.6%
Occupancy and Equipment	19,637	20,240	-3.0%
Outsourced Data Processing	9,426	9,471	-0.5%
Professional Fees	2,423	2,465	-1.7%
Courier Service	2,001	1,878	6.5%
Amortization of
Identifiable Intangibles	287	538	-46.7%
Loss Contingency (1)	-	553	n/m
Other Operating	14,043	12,787	9.8%
Total Noninterest Expense	$98,566	$98,986	-0.4%

Noninterest Expense/
Avg. Earning Assets	1.71%	1.91%
Noninterest Expense/Revenues (FTE)	46.2%	47.4%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Average Total Loans	$1,286,480	$1,116,446	15.2%	$1,312,758

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$24,142	$19,828	21.8%	$24,529
Provision for Credit Losses	7	-	n/m	-
Net ACLL Losses	(295)	(344)	-14.2%	(387)
End of Period ACLL	$23,854	$19,484	22.4%	$24,142
Gross ACLL Recoveries /
Gross ACLL Losses	69%	71%		56%
Net ACLL Losses /
Avg. Total Loans (a)	0.09%	0.12%		0.12%

			%
	12/31'20YTD	12/31'19YTD	Change

Average Total Loans	$1,239,144	$1,161,779	6.7%

Prior Period Allowance for
Credit Losses on Loans (ACLL)	$19,484	$21,351	-8.7%
Adoption of ASU 2016-13(2)	2,017	-	n/m
Beginning of Period ACLL	21,501	21,351	0.7%
Provision for Credit Losses	4,307	-	n/m
Net ACLL Losses	(1,954)	(1,867)	4.7%
End of Period ACLL	$23,854	$19,484	22.4%
Gross ACLL Recoveries /
Gross ACLL Losses	53%	59%
Net ACLL Losses /
Avg. Total Loans	0.16%	0.16%

	(dollars in thousands)
			%
	12/31/20	12/31/19	Change	9/30/20
Allowance for Credit Losses on Loans	$23,854	$19,484	22.4%	$24,142
Allowance for Credit Losses on
HTM Securities (3)	9	-	n/m	16
Total Allowance for Credit Losses	$23,863	$19,484	22.5%	$24,158

Allowance for Unfunded
Credit Commitments	101	2,160	-95.3%	53

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/20	12/31/19	Change	9/30/20

Nonperforming Loans:
Nonperforming Nonaccrual	$526	$659	-20.2%	$409
Performing Nonaccrual	3,803	3,781	0.6%	3,971
Total Nonaccrual Loans	4,329	4,440	-2.5%	4,380
90+ Days Past Due Accruing Loans	450	440	2.3%	360
Total	4,779	4,880	-2.1%	4,740
Repossessed Loan Collateral	-	43	-100.0%	43
Total Nonperforming Assets	$4,779	$4,923	-2.9%	$4,783

Total Loans Outstanding	$1,256,243	$1,126,664	11.5%	$1,310,009

Total Assets	$6,747,931	$5,619,555	20.1%	$6,563,215

Loans:
Allowance for Credit Losses on Loans	$23,854	$19,484	22.4%	$24,142
Allowance for Credit Losses on Loans /
Loans	1.90%	1.73%		1.84%
Nonperforming Loans/Total Loans	0.38%	0.43%		0.36%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/20	12/31/19	Change	9/30/20

Shareholders' Equity	$844,809	$731,417	15.5%	$825,576
Total Assets	6,747,931	5,619,555	20.1%	6,563,215
Shareholders' Equity/
Total Assets	12.52%	13.02%		12.58%
Shareholders' Equity/
Total Loans	67.25%	64.92%		63.02%
Tangible Common Equity Ratio	10.90%	11.07%		10.91%
Common Shares Outstanding	26,807	27,062	-0.9%	26,898
Common Equity Per Share	$31.51	$27.03	16.6%	$30.69
Market Value Per Common Share	55.29	67.77	-18.4%	54.35

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'2020	Q4'2019	Change	Q3'2020

Total Shares Repurchased	91	-	n/m	35
Average Repurchase Price	$ 52.22	$-	n/m	$52.42
Net Shares Repurchased (Issued)	91	(48)	n/m	35

			%
	12/31'20YTD	12/31'19YTD	Change

Total Shares Repurchased	319	8	n/m
Average Repurchase Price	$51.63	$61.98	n/m
Net Shares Repurchased ( Issued)	255	(332)	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/20	12/31/19	Change	9/30/20
Assets:
Cash and Due from Banks	$621,275	$373,421	66.4%	$398,964

Investment Securities:
Debt Securities Available For Sale	4,063,185	3,078,846	32.0%	3,983,994
Debt Securities Held To Maturity (4)	515,589	738,072	-30.1%	577,795

Loans	1,256,243	1,126,664	11.5%	1,310,009
Allowance For Credit Losses on Loans	(23,854)	(19,484)	22.4%	(24,142)
Total Loans, net	1,232,389	1,107,180	11.3%	1,285,867

Other Real Estate Owned	-	43	-100.0%	43
Premises and Equipment, net	32,813	34,597	-5.2%	33,437
Identifiable Intangibles, net	1,104	1,391	-20.6%	1,173
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	159,903	164,332	-2.7%	160,269

Total Assets	$6,747,931	$5,619,555	20.1%	$6,563,215

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,725,177	$2,240,112	21.7%	$2,684,028
Interest-Bearing Transaction	1,102,601	931,888	18.3%	1,040,712
Savings	1,703,812	1,471,284	15.8%	1,653,000
Time	156,389	169,337	-7.6%	161,450
Total Deposits	5,687,979	4,812,621	18.2%	5,539,190

Short-Term Borrowed Funds	102,545	30,928	231.6%	107,973
Other Liabilities	112,598	44,589	152.5%	90,476
Total Liabilities	5,903,122	4,888,138	20.8%	5,737,639

Shareholders' Equity:
Common Equity:
Paid-In Capital	466,041	466,231	0.0%	467,236
Accumulated Other
Comprehensive Income	114,412	26,051	n/m	103,623
Retained Earnings	264,356	239,135	10.5%	254,717
Total Shareholders' Equity	844,809	731,417	15.5%	825,576

Total Liabilities and
Shareholders' Equity	$6,747,931	$5,619,555	20.1%	$6,563,215

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2020	Q4'2019	Change	Q3'2020
Interest & Fee Income:
Loans	$14,999	$14,103	6.4%	$15,291
Investment Securities:
Equity Securities	110	103	6.9%	103
Debt Securities Available For Sale (5)	24,947	20,067	24.3%	22,652
Debt Securities Held To Maturity	2,793	4,209	-33.6%	3,235
Interest-Bearing Cash	112	1,396	-92.0%	84
Total Interest & Fee Income	42,961	39,878	7.7%	41,365

Interest Expense:
Transaction Deposits	90	89	1.3%	85
Savings Deposits	246	215	14.5%	238
Time Deposits	126	140	-10.1%	127
Short-Term Borrowed Funds	19	7	170.9%	16
Total Interest Expense	481	451	6.7%	466

Net Interest Income	42,480	39,427	7.7%	40,899

Provision for Credit Losses	-	-	n/m	-

Noninterest Income:
Service Charges	3,452	4,374	-21.1%	3,298
Merchant Processing Services	2,713	2,424	11.9%	2,860
Debit Card Fees	1,643	1,568	4.7%	1,611
Trust Fees	765	764	0.0%	756
ATM Processing Fees	570	696	-18.1%	606
Other Service Fees	457	513	-10.9%	454
Financial Services Commissions	66	122	-45.9%	58
Gains on Sales of Real Property	3,536	-	n/m	-
Securities Gains	-	167	n/m	-
Other Operating	757	1,104	-31.4%	833
Total Noninterest Income	13,959	11,732	19.0%	10,476

Noninterest Expense:
Salaries and Benefits	12,291	12,297	0.0%	12,540
Occupancy and Equipment	4,900	5,077	-3.5%	5,014
Outsourced Data Processing	2,359	2,361	-0.1%	2,338
Professional Fees	722	674	7.1%	669
Courier Service	502	529	-5.1%	500
Amortization of Identifiable Intangibles	69	73	-5.5%	72
Other Operating	3,702	3,198	15.8%	3,470
Total Noninterest Expense	24,545	24,209	1.4%	24,603

Income Before Income Taxes	31,894	26,950	18.3%	26,772
Income Tax Provision	8,056	6,222	29.5%	6,721
Net Income	$23,838	$20,728	15.0%	$20,051

Average Common Shares Outstanding	26,838	27,050	-0.8%	26,930
Diluted Common Shares Outstanding	26,849	27,094	-0.9%	26,946

Per Common Share Data:
Basic Earnings	$0.89	$0.77	15.6%	$0.74
Diluted Earnings	0.89	0.77	15.6%	0.74
Dividends Paid	0.41	0.41	0.0%	0.41

			%
	12/31'20YTD	12/31'19YTD	Change
Interest & Fee Income:
Loans	$59,377	$58,153	2.1%
Investment Securities:
Equity Securities	419	392	6.9%
Debt Securities Available For Sale (5)	91,343	74,147	23.2%
Debt Securities Held To Maturity	13,552	18,997	-28.7%
Interest-Bearing Cash	1,165	6,993	-83.3%
Total Interest & Fee Income	165,856	158,682	4.5%

Interest Expense:
Transaction Deposits	333	422	-21.1%
Savings Deposits	925	852	8.5%
Time Deposits	512	580	-11.8%
Short-Term Borrowed Funds	53	34	55.9%
Other Borrowed Funds	1	-	n/m
Total Interest Expense	1,824	1,888	-3.4%

Net Interest Income	164,032	156,794	4.6%

Provision for Credit Losses	4,300	-	n/m

Noninterest Income:
Service Charges	14,149	17,882	-20.9%
Merchant Processing Services	10,208	10,132	0.8%
Debit Card Fees	6,181	6,357	-2.8%
Trust Fees	3,012	2,963	1.6%
ATM Processing Fees	2,273	2,776	-18.1%
Other Service Fees	1,837	2,255	-18.5%
Financial Services Commissions	372	392	-5.1%
Gains on Sales of Real Property	3,536	-	n/m
Life Insurance Gains	-	433	n/m
Securities Gains	71	217	n/m
Other Operating (6)	3,998	4,001	-0.1%
Total Noninterest Income	45,637	47,408	-3.7%

Noninterest Expense:
Salaries and Benefits	50,749	51,054	-0.6%
Occupancy and Equipment	19,637	20,240	-3.0%
Outsourced Data Processing	9,426	9,471	-0.5%
Professional Fees	2,423	2,465	-1.7%
Courier Service	2,001	1,878	6.5%
Amortization of Identifiable Intangibles	287	538	-46.7%
Loss Contingency (1)	-	553	n/m
Other Operating	14,043	12,787	9.8%
Total Noninterest Expense	98,566	98,986	-0.4%

Income Before Income Taxes	106,803	105,216	1.5%
Income Tax Provision	26,390	24,827	6.3%
Net Income	$80,413	$80,389	0.0%

Average Common Shares Outstanding	26,942	26,956	0.0%
Diluted Common Shares Outstanding	26,960	27,006	-0.2%

Per Common Share Data:
Basic Earnings	$2.98	$2.98	0.0%
Diluted Earnings	2.98	2.98	0.0%
Dividends Paid	1.64	1.63	0.6%

Footnotes and Abbreviations:

(1) In 2019, the Company recorded a $301 thousand increase in estimated customer refunds of revenue recognized prior to 2018 and a $252 thousand loss settlement to dismiss a lawsuit.

(2) Effective January 1, 2020, the Company adopted Accounting Standards Update (ASU) 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments ("CECL"), resulting in a period opening adjustment to the allowance for credit losses for loans and held-to-maturity debt securities, other liabilities, deferred tax assets, and shareholders' equity.

(3) In the fourth quarter 2020, the Company recorded a $7 thousand reversal of provision for credit losses on Debt Securities Held To Maturity and the balance of the allowance for credit losses on Debt Securities Held To Maturity was reduced from $16 thousand at September 30, 2020 to $9 thousand at December 31, 2020.

(4) The Company adopted ASU 2016-13, effective January 1, 2020. Debt Securities Held To Maturity of $515,589 thousand at December 31, 2020 and $577,795 thousand at September 30, 2020 are net of related reserve for expected credit losses of $9 thousand and $16 thousand, respectively.

(5) Interest income on Debt Securities Available For Sale included make-whole interest income on called corporate bonds of $1.9 million in the fourth quarter 2020.

(6) The Company received $603 thousand in excess of amounts charged-off in prior periods on a purchased loan during the first quarter 2020, representing the recovery of a purchased loan credit-risk discount.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized

Certain amounts in prior periods have been reclassified to conform to the current presentation.